SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)            March 10, 2000
                                                 --------------------------

                             FIRST UNION CORPORATION
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             (Exact name of registrant as specified in its charter)

       North Carolina                 1-10000                   56-0898180
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                 One First Union Center
                Charlotte, North Carolina                     28288-0013
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         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code          (704) 374-6565
                                                  ------------------------


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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.

         On March 10, 2000, First Union Corporation issued the news release attached hereto as Exhibit (99) to this report (the "News Release"). The News Release is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

              (99)         The News Release.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           FIRST UNION CORPORATION


         Date: March 10, 2000              By:  /s/ Kent S. Hathaway
                                                ------------------------------
                                                Name: Kent S. Hathaway
                                                Title:   Senior Vice President





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                                  EXHIBIT INDEX


         Exhibit No.                                          Description

         (99)                                        The News Release.